Commitments and contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 5 – Commitments and contingencies

 Future minimum lease payments under all non-cancelable operating leases as of September 30, 2013 consist of the following:

Years Ending December 31,	Amount
2013	$149,352
2014	579,495
2015	535,349
2016	485,040
2017	491,920
2018 and thereafter	3,241,340
Total	$5,482,496

For the nine months ended September 30, 2013 and 2012 rent expense was $364,308 and $329,021, respectively.

On October 26, 2011, the Company entered into an agreement with Digital Energy Corp., a customer of the Company, whereby the Company provided a letter of credit in the amount of $180,000, for the benefit of Digital Energy Corp., to satisfy a requirement of the New York Independent System Operator, Inc. A certificate of deposit for $180,000 secures the letter of credit. In exchange for providing this letter of credit, Digital Energy Corp. provided a promissory note to the Company for $180,000, with interest at 6%, payable in monthly installments of interest only. Principal would only be owed if the letter of credit was drawn upon and would become due and payable on the first anniversary date of the note. On February 19, 2013 this letter of credit and certificate of deposit restriction was released.

Note 8 — Commitments and contingencies

Operating Lease Obligations

The Company leases office space and warehouse facilities under various lease agreements that expire through March 2024. The Company subleases portions of its corporate offices and manufacturing facility to sub-tenants under annual sublease agreements, on a calendar year basis (see Note 13 — Related party transactions ). Total rent expense for the years ended December 31, 2012, 2011, and 2010 amounted to $595,851, $579,836, and $535,092, offset by $173,898, $185,596, and $196,466 in rent paid by sub-lessees for a net amount of $421,953, $394,240, and $338,626.

The Company leased one service vehicle under a lease agreement that expired in January 2012. Vehicle rent expense amounted to $387, $4,639, and $4,639 during the years ended December 31, 2012, 2011, and 2010, respectively.

Future minimum lease payments under all non-cancelable operating leases as of December 31, 2012, consist of the following:

Years Ending December 31,	Amount
2013	$584,442
2014	557,993
2015	526,690
2016	485,040
2017	491,920
2018 and thereafter	3,241,340
Total	$5,887,425

On October 26, 2011, the Company entered into an agreement with Digital Energy Corp., a customer of the Company, whereby the Company provided a letter of credit in the amount of $180,000, for the benefit of Digital Energy Corp., to satisfy a requirement of the New York Independent System Operator, Inc. A certificate of deposit for $180,000 secures the letter of credit. In exchange for providing this letter of credit, Digital Energy Corp. provided a promissory note to the Company for $180,000, with interest at 6%, payable in monthly installments of interest only. Principal would only be owed if the letter of credit was drawn upon and would become due and payable on the first anniversary date of the note. On February 19, 2013, this letter of credit and certificate of deposit restriction was released.

Legal Proceedings

From time to time the Company may be involved in various claims and other legal proceedings that arise in the normal course of business. Such matters are subject to many uncertainties and outcomes that are not predictable. Based on the information available to the Company and after discussions with legal counsel, the Company does not believe any such proceedings will have a material adverse effect on the business, results of operations, financial position, or liquidity.